                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement          [ ]    Confidential, for Use of the
[ ]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant to
       240.14a-11(c) or 240.14a-12

                      PACIFIC AMERICAN INCOME SHARES, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)      Title of each class of securities to which transaction applies:

       (2)      Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)      Proposed maximum aggregate value of transaction:

       (5)      Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

       (2)      Form, Schedule or Registration Statement No.:

       (3)      Filing Party:

       (4)      Date Filed:

                      PACIFIC AMERICAN INCOME SHARES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 10, 2005
                            ------------------------

To the Stockholders of
PACIFIC AMERICAN INCOME SHARES, INC.

     The Annual Meeting of Stockholders of Pacific American Income Shares, Inc. (the "Company") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 10, 2005 at 8:00 a.m., Pacific time, for the following purposes:

          (1) Electing seven Directors to the Board of Directors of the Company;

          (2) Approving an amendment to the Company's Certificate of Incorporation in order to change the name of the Company to "Western Asset Income Fund"; and

          (3) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 15, 2005 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Mrozek, Secretary

Pasadena, California
March [__], 2005

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      PACIFIC AMERICAN INCOME SHARES, INC.
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the annual meeting of stockholders of the Company to be held on May 10, 2005 at 8:00 a.m., Pacific time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, stockholders will be asked to consider (1) the election of seven Directors to the Board of Directors of the Company and (2) an amendment to the Company's Certificate of Incorporation in order to change the name of the Company to "Western Asset Income Fund". This Proxy Statement and the form of proxy were first mailed to stockholders on or about April [ ], 2005.

     The Board of Directors has fixed the close of business on March 15, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of
business on March 15, 2005, there were [          ] shares of the Company's
common stock (the "Common Stock") outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Annual Meeting. As of the close of business on March 15, 2005, no person owned of record, or to the Company's knowledge, owned beneficially more than 5% of the Company's Common Stock, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record
[          ] shares of Common Stock, representing approximately [     ]% of the
Company's Common Stock. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     A majority of the outstanding shares of Common Stock as of the close of business on March 15, 2005 must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, including the proposed amendment to the Company's Certificate of Incorporation, the affirmative vote of the majority of shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Company, who will not receive compensation from the Company for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services (formerly, Georgeson Shareholder Communications, Inc.) ("CFS"), which has been retained to assist stockholders in the voting process. For these services, the Company will pay CFS a fee that is not expected to exceed $2,000. The Company will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Company. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Company.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected, but will have the effect of a negative vote on Proposal 2 below.

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Hirschmann and Mses. Mrozek and Harker are each officers of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Board of Directors' nominees listed in this proxy statement and the approval of an amendment to the Company's Certificate of Incorporation. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In all matters other than the election of Directors, except where a different vote is required by any provision of law or the Certificate of Incorporation or Bylaws, the affirmative vote of a majority of shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Seven Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified or until they shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below. Except with respect to Mr. Olson, each of the nominees is presently a Director of the Company. No Director or nominee serves as an officer of the Company.

     The Company's Bylaws provide that the Board of Directors will consist of seven directors. Due to the expected resignation of Mr. William G. McGagh immediately prior to the Annual Meeting, a vacancy will exist on the Board. It is proposed that such vacancy be filled at the Annual Meeting.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Company. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

     Information Regarding the Nominees. Information about the nominees is set forth below. No Director of the Company serves as an officer of the Company. The address of each Director and nominee is c/o the Company at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).

                                                                                                                 SHARES OF
                                                                                                                   COMMON
                                                                                    NUMBER OF                      STOCK
                                                                                    PORTFOLIOS                     OF THE
                                            TERM OF                                  IN FUND                      COMPANY
                                          OFFICE AND                                 COMPLEX         OTHER      BENEFICIALLY
                          POSITION(S)      LENGTH OF                                 OVERSEEN    DIRECTORSHIPS    OWNED ON
                           HELD WITH         TIME          PRINCIPAL OCCUPATIONS        BY          HELD BY       MARCH 1,
NAME AND AGE                COMPANY         SERVED+       DURING THE PAST 5 YEARS   NOMINEE++       NOMINEE         2005
------------              -----------  -----------------  ------------------------  ----------   -------------  ------------
Ronald J. Arnault         Director     Served since 1997  Retired (1996) Executive     14                           1,000
Born in 1943              (1)(4)                          Vice President, Chief
                                                          Financial Officer and
                                                          Director of Atlantic
                                                          Richfield Company.

                                                                                                                 SHARES OF
                                                                                                                   COMMON
                                                                                    NUMBER OF                      STOCK
                                                                                    PORTFOLIOS                     OF THE
                                            TERM OF                                  IN FUND                      COMPANY
                                          OFFICE AND                                 COMPLEX         OTHER      BENEFICIALLY
                          POSITION(S)      LENGTH OF                                 OVERSEEN    DIRECTORSHIPS    OWNED ON
                           HELD WITH         TIME          PRINCIPAL OCCUPATIONS        BY          HELD BY       MARCH 1,
NAME AND AGE                COMPANY         SERVED+       DURING THE PAST 5 YEARS   NOMINEE++       NOMINEE         2005
------------              -----------  -----------------  ------------------------  ----------   -------------  ------------
John E. Bryson            Director     Served since 1987  Chairman and CEO, Edison     14        The Boeing         1,000+++
Born in 1943              (2)(3)                          International (electric                Company and
                                                          power generator,                       The Walt
                                                          distributor and                        Disney
                                                          structured finance                     Company
                                                          provider)(1990-
                                                          present); Chairman of
                                                          Southern California
                                                          Edison Company
                                                          (1990-1999 and
                                                          2003-present); Chief
                                                          Executive Officer of
                                                          Southern California
                                                          Edison Company.
                                                          (1990-1999).
Anita L. DeFrantz         Director     Served since 1998  President (1987-present)     14        OBN Holdings         630
Born in 1952              (2)(3)                          and Director (1990-                    Inc.
                                                          present) of Amateur
                                                          Athletic Foundation of
                                                          Los Angeles; President
                                                          and Director of Kids in
                                                          Sports (1994-present);
                                                          Vice President and
                                                          Director of the
                                                          International Rowing
                                                          Federation
                                                          (1997-present); Member
                                                          of the International
                                                          Olympic Committee
                                                          ("IOC") (1986-present);
                                                          Member, of the IOC
                                                          Executive Board
                                                          (1992-2001); Member of
                                                          the U.S. Olympic
                                                          Committee ("USOC")
                                                          (1976-present); Member
                                                          of the USOC Executive
                                                          Board (1977-present).

                                                                                                                 SHARES OF
                                                                                                                   COMMON
                                                                                    NUMBER OF                      STOCK
                                                                                    PORTFOLIOS                     OF THE
                                            TERM OF                                  IN FUND                      COMPANY
                                          OFFICE AND                                 COMPLEX         OTHER      BENEFICIALLY
                          POSITION(S)      LENGTH OF                                 OVERSEEN    DIRECTORSHIPS    OWNED ON
                           HELD WITH         TIME          PRINCIPAL OCCUPATIONS        BY          HELD BY       MARCH 1,
NAME AND AGE                COMPANY         SERVED+       DURING THE PAST 5 YEARS   NOMINEE++       NOMINEE         2005
------------              -----------  -----------------  ------------------------  ----------   -------------  ------------
William E. B. Siart       Director     Served since 1997  Chairman of Walt Disney      14                           4,000
Born in 1946              and                             Concert Hall, Inc.
                          Chairman of                     (1998- present);
                          the                             Chairman (2000- present)
                          Directors                       and President and Chief
                          (1)(2)                          Executive Officer
                                                          (1998-2000) of Excellent
                                                          Education Development.
                                                          Formerly: Chairman and
                                                          Chief Executive Officer
                                                          of First Interstate
                                                          Bancorp.
Louis A. Simpson          Director     Served since 1994  President and Chief          14                          10,000
Born in 1936              (1)(4)                          Executive Officer,
                                                          Capital Operations of
                                                          GEICO Corporation (1993-
                                                          present). Formerly:
                                                          President and Chief
                                                          Executive Officer of
                                                          Western Asset Management
                                                          Company (1977-1979).
Jaynie Miller Studenmund  Director     Served since 2004  Director of Treasury         14        aQuantive              0
Born in 1954              (1)                             Bank (2002-present) and                Inc.
                                                          Forest Lawn Memorial
                                                          Park Association (2002-
                                                          present). Formerly,
                                                          Chief Operating Officer
                                                          of Overture Services,
                                                          Inc. (2001-2004);
                                                          President and Chief
                                                          Operating Officer of
                                                          Paymybills.com
                                                          (2000-2001); Executive
                                                          Vice President of Home
                                                          Savings of America
                                                          (1997-1998).

                                                                                                                 SHARES OF
                                                                                                                   COMMON
                                                                                    NUMBER OF                      STOCK
                                                                                    PORTFOLIOS                     OF THE
                                            TERM OF                                  IN FUND                      COMPANY
                                          OFFICE AND                                 COMPLEX         OTHER      BENEFICIALLY
                          POSITION(S)      LENGTH OF                                 OVERSEEN    DIRECTORSHIPS    OWNED ON
                           HELD WITH         TIME          PRINCIPAL OCCUPATIONS        BY          HELD BY       MARCH 1,
NAME AND AGE                COMPANY         SERVED+       DURING THE PAST 5 YEARS   NOMINEE++       NOMINEE         2005
------------              -----------  -----------------  ------------------------  ----------   -------------  ------------
Interested Nominee
Ronald L. Olson           N/A          N/A(5)             Senior Partner of            --        Edison                --
Born in 1941              (Nominee)                       Munger, Tolles & Olson                 International,
                                                          International (a law                   City National
                                                          partnership); Chairman                 Corporation
                                                          of the Board of Trustees               and Berkshire
                                                          of RAND Corporation                    Hathaway,
                                                          (nonprofit institution).               Inc.
                                                          Formerly, Director of
                                                          the Company (1987-2003)
                                                          and Western Asset Funds,
                                                          Inc. (1990-2003) and
                                                          Trustee of Western Asset
                                                          Premier Bond Fund
                                                          (2002-2003).

---------------
(1) Member of the Audit Committee of the Board of Directors.

(2) Member of the Executive and Contracts Committee of the Board of Directors.

(3) Member of the Governance and Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

(5) Mr. Olson does not currently serve on the Board of Directors. If elected, Mr. Olson would be an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act) of the Company because his law firm has provided legal services to the Company's investment adviser, Western Asset Management Company (the "Investment Adviser").

+ Each of the Directors of the Company holds office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange.

++ Each Director except Mr. Olson also serves as a Trustee for Western Asset Premier Bond Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Company. The Boards of Trustees/Directors of these companies have proposed that Mr. Olson be elected as a Trustee for Western Asset Premier Bond Fund and be appointed as a Director of Western Asset Funds, Inc. on May 10, 2005. The Investment Adviser and the Company's subadviser, Western Asset Management

    Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Western Asset Premier Bond Fund, and each serves as subadviser to one or more series of Western Asset Funds, Inc.

+++ The nominee shares voting and investment power with respect to these shares.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2005 by each nominee in the Company and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL FUNDS OVERSEEN
                                              DOLLAR RANGE OF EQUITY     OR TO BE OVERSEEN BY NOMINEE IN
NAME OF NOMINEE                              SECURITIES IN THE COMPANY    FAMILY OF INVESTMENT COMPANIES
---------------                              -------------------------   --------------------------------
Ronald J. Arnault..........................      $10,001 - $50,000               $10,001 - $50,000
John E. Bryson.............................      $10,001 - $50,000               $10,001 - $50,000
Anita L. DeFrantz..........................           $1 - $10,000                    $1 - $10,000
William E. B. Siart........................     $50,001 - $100,000              $50,001 - $100,000
Louis A. Simpson...........................          over $100,000                   over $100,000
Jaynie Miller Studenmund

Interested Nominee
Ronald L. Olson............................

     As of March 1, 2005, all Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company on such date.

     Audit Committee. The Board of Directors has established an Audit Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Siart and Simpson and Ms. Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Company is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Company and, among other things, considers the selection of independent public accountants for the Company and the scope of the audit and approves services proposed to be performed by those accountants on behalf of the Company and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Company's proxy statement dated March 31, 2004.

     The Audit Committee of the Company has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Company the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Company's annual report to stockholders.

                                           Ronald J. Arnault (Chairman)
                                           William E. B. Siart
                                           Louis A. Simpson
                                           Jaynie Miller Studenmund

     Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Investment Adviser or Subadviser, consisting of Messrs. Bryson and McGagh and Ms. DeFrantz. The Governance and Nominating Committee meets to select nominees for election as Directors of the Company and consider other matters of Board policy. The Directors have adopted a written charter for the Governance and Nominating Committee, a copy of which was included as Appendix B to the Company's proxy statement dated March 31, 2004. The Company does not currently maintain a website on which the charter is available.

     The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering

Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Director recommended by the Company's current Directors, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Mr. Olson was recommended to the Governance and Nominating Committee of the Board of Directors for consideration as a nominee by management of the Investment Adviser [CONFIRM]. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Company's procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Company's Board of Directors.

     Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Messrs. Bryson, McGagh and Siart and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters between meetings of the full Board of Directors and to review the various contractual arrangements between the Company and its affiliated persons.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Messrs. Arnault, McGagh and Simpson. The Compensation Committee meets to review and make recommendations to the Board with respect to Director compensation for services to the Company.

     Meetings. During 2004, the Board of Directors held five meetings, the Audit Committee held seven meetings, the Governance and Nominating Committee held four meetings, the Compensation Committee held two meetings and the Executive and Contracts Committee held two meetings. Each Director attended each of the meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served. Although the Company's policies do not require the Directors to attend the Company's annual stockholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors in order to facilitate attendance. Each current Director attended the Company's last annual stockholder meeting in May 2004.

     Stockholder Communications. The Board of Directors provides a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Company's Secretary, at the principal executive offices of the Company. The written communication must include the stockholder's name, be signed by the stockholder, refer to the Company, and include the class and number of shares held by the stockholder as of a recent date.

     Director Compensation. Effective February 2005, each Director of the Company who is not an "interested person" (as defined in the 1940 Act) of the Company, the Investment Adviser or the Subadviser receives an aggregate fee of $50,000 annually for serving on the combined Board of Directors/ Trustees of the Company, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $5,000 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $20,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Company, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company's average annual net assets.

     For the fiscal year ended December 31, 2004, the Directors received the compensation set forth in the following table for serving as Directors of the Company and as Directors or Trustees of other funds in the same "Fund Complex."

                               AGGREGATE     PENSION OR RETIREMENT     ESTIMATED      TOTAL COMPENSATION
                              COMPENSATION    BENEFITS ACCRUED AS       ANNUAL         FROM THE COMPANY
                                FROM THE       PART OF COMPANY'S     BENEFITS UPON   AND ITS FUND COMPLEX
       NAME OF PERSON           COMPANY            EXPENSES           RETIREMENT     PAID TO DIRECTORS(1)
       --------------         ------------   ---------------------   -------------   --------------------
Ronald J. Arnault...........                          $0                  $0               $90,625
John E. Bryson..............                          $0                  $0               $74,375
Anita L. DeFrantz...........                          $0                  $0               $78,750
William E. B. Siart.........                          $0                  $0               $82,500
Louis A. Simpson............                          $0                  $0               $78,125
Jaynie M. Studenmund........                          $0                  $0               $21,250

---------------

(1) Includes amounts received in 2004 from the Company and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Company. Effective February 2005, the Directors earn compensation for their service as described above.

     During 2004, the Company paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

     Required Vote. The Directors of the Company will be elected by a plurality vote of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

                                   PROPOSAL 2

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION

     The Directors of the Company are proposing to amend the Company's Certificate of Incorporation in order to change the name of the Company from "Pacific American Income Shares, Inc." to "Western Asset Income Fund". The Directors believe that the name change will encourage investors to better identify the Company with the Investment Adviser. If Proposal 2 is approved at the Annual Meeting, it is expected that Company's name change would be effective June 30, 2005.

     A copy of the proposed amendment to the Certificate of Incorporation is attached to this Proxy Statement as Appendix A. For a more complete understanding of Proposal 2, stockholders should review Appendix A.

     Required Vote. Approval of Proposal 2 will require the affirmative vote of a majority of the Company's Common Stock entitled to vote on the matter. If the vote required to approve Proposal 2 is not obtained, the Company's name will not be changed and Directors will consider what other actions to take in the best interests of the Company. The Directors unanimously recommend that stockholders vote for Proposal 2.

                     INFORMATION CONCERNING THE INVESTMENT
               ADVISER AND SUBADVISER AND THE COMPANY'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 155 Bishopsgate, London, England EC2N3TY. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, provides administrative services to the Company.

     Information regarding the executive officers of the Company and their ownership of Common Stock is set forth below. Unless otherwise noted, the address of each officer is c/o the Company at the address listed above.

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
James W. Hirschmann III     President      Served since 1999  Director, President and       10,000
Born in 1960                                                  Chief Executive Officer
                                                              of the Investment
                                                              Adviser (1999-present);
                                                              Director of the
                                                              Subadviser (1999-
                                                              present); Member of the
                                                              Board of Directors of
                                                              Medical Simulation
                                                              Corporation (2003-
                                                              present); Member of the
                                                              Board of Trustees of
                                                              Widener College (1995-
                                                              present); Member of the
                                                              Investment Committee of
                                                              Burroughs Wellcome Fund
                                                              (2005-present);
                                                              President of Western
                                                              Asset Funds, Inc.
                                                              (1999-present) and
                                                              Western Asset Premier
                                                              Bond Fund (2001-
                                                              present). Formerly:
                                                              Managing Director of the
                                                              Subadviser (1996-1999);
                                                              Director of Marketing of
                                                              the Investment Adviser,
                                                              (1989-1998); Vice
                                                              President and Director
                                                              of Marketing of
                                                              Financial Trust
                                                              Corporation (bank
                                                              holding company) (1988-
                                                              1989); Vice President of
                                                              Marketing of
                                                              Atalanta/Sosnoff Capital
                                                              (investment management
                                                              company) (1986-1988).

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
Ilene S. Harker           Vice President   Served since 1996  Head of Enterprise Risk        4,719
Born in 1955                                                  of the Investment
                                                              Adviser (2003-present);
                                                              Vice President of
                                                              Western Asset Funds,
                                                              Inc. (1990-present) and
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present).
                                                              Formerly: Secretary and
                                                              Director of Compliance
                                                              and Controls of the
                                                              Investment Adviser
                                                              (1978-2003); Secretary
                                                              of Western Asset Funds,
                                                              Inc. and the Company
                                                              (1993-1996).
Scott F. Grannis          Vice President   Served since 1990  Chief Economist of the         4,000
Born in 1949                                                  Investment Adviser
                                                              (1989-present); Vice
                                                              President of Western
                                                              Asset Funds, Inc.
                                                              (1990-present).
                                                              Formerly: Vice-President
                                                              of Leland O'Brien
                                                              Rubinstein (investment
                                                              advisory firm)
                                                              (1986-1989); Senior
                                                              Economist of the
                                                              Claremont Economics
                                                              Institute (1980-1986).

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
S. Kenneth Leech          Vice President   Served since 1998  Chief Investment Officer      26,500
Born in 1954                                                  of the Investment
                                                              Adviser (1998-present);
                                                              Vice President of
                                                              Western Asset Funds,
                                                              Inc. (1990-present) and
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present).
                                                              Formerly: Director of
                                                              Portfolio Management of
                                                              the Investment Adviser
                                                              (1990-1998); Senior
                                                              Trader at Greenwich
                                                              Capital (1988-1990);
                                                              Fixed Income Manager of
                                                              The First Boston
                                                              Corporation (holding
                                                              company; stock and bond
                                                              dealers) (1980-1987);
                                                              Portfolio Manager of
                                                              National Bank of Detroit
                                                              (1977-1980).

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
Stephen A. Walsh          Vice President   Served since 1999  Deputy Chief Investment            0
Born in 1958                                                  Officer of the
                                                              Investment Adviser
                                                              (2000-present); Vice
                                                              President of Western
                                                              Asset Funds, Inc. (1994-
                                                              present). Formerly:
                                                              Director of Portfolio
                                                              Management of the
                                                              Investment Adviser
                                                              (1998-2000); Senior
                                                              Portfolio Manager of the
                                                              Investment Adviser
                                                              (1991-2000); Portfolio
                                                              Manager and Trader at
                                                              Security Pacific
                                                              Investment Managers,
                                                              Inc. (investment
                                                              management company)
                                                              (1989-1991); Portfolio
                                                              Manager at Atlantic
                                                              Richfield Company
                                                              (1981-1988).

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
Marie K. Karpinski        Treasurer and    Served since 2001  Vice President of Legg           500
Born in 1949                Principal                         Mason Wood Walker,
100 Light Street          Financial and                       Incorporated (1992-
Baltimore, MD 21202         Accounting                        present); Vice President
                             Officer                          and Treasurer of all
                                                              Legg Mason retail funds
                                                              (open-end investment
                                                              companies) (1986-
                                                              present); Vice President
                                                              and Treasurer of Legg
                                                              Mason Charles Street
                                                              Trust, Inc. (open-end
                                                              investment company)
                                                              (1998-present); Vice
                                                              President, Treasurer and
                                                              Principal Financial and
                                                              Accounting Officer of
                                                              Western Asset Funds,
                                                              Inc. (1990-present);
                                                              Treasurer and Principal
                                                              Financial and Accounting
                                                              Officer of Western Asset
                                                              Premier Bond Fund (2001-
                                                              present), Western Asset/
                                                              Claymore U.S. Treasury
                                                              Inflation Protected
                                                              Securities Fund (2003-
                                                              present), and Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present).
                                                              Formerly: Assistant
                                                              Treasurer of the Company
                                                              (1988-2001).

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
Erin K. Morris              Assistant      Served since 2001  Assistant Vice President           0
Born in 1966                Treasurer                         of Legg Mason Wood
100 Light Street                                              Walker, Incorporated
Baltimore, MD 21202                                           (2002-present);
                                                              Assistant Treasurer
                                                              (2001-present) of: Legg
                                                              Mason Income Trust,
                                                              Inc., Legg Mason Cash
                                                              Reserve Trust, Legg
                                                              Mason Tax Exempt Trust,
                                                              Inc., Legg Mason Tax-
                                                              Free Income Fund,
                                                              Western Asset Funds,
                                                              Inc. and Western Asset
                                                              Premier Bond Fund;
                                                              Assistant Treasurer of
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund (2003-present) and
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present);
                                                              Manager, Fund Accounting
                                                              of Legg Mason Wood
                                                              Walker, Incorporated
                                                              (2000-present).
                                                              Formerly: Assistant
                                                              Manager, Fund Accounting
                                                              of Legg Mason Wood
                                                              Walker, Incorporated
                                                              (1993-2000).

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
Amy M. Olmert            Chief Compliance  Served since 2004  Senior Vice President of           0
Born in 1963                 Officer                          Legg Mason, Inc. (2004-
100 Light Street                                              present); Vice President
Baltimore, MD 21202                                           and Chief Compliance
                                                              Officer of all Legg
                                                              Mason retail open-end
                                                              investment companies
                                                              (2004-present); Vice
                                                              President and Chief
                                                              Compliance Officer of
                                                              Legg Mason Charles
                                                              Street Trust, Inc., an
                                                              open-end investment
                                                              company (2004-present);
                                                              Chief Compliance Officer
                                                              of Western Asset Funds,
                                                              Inc., Western Asset
                                                              Premier Bond Fund,
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund and Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund 2 (2004-present).
                                                              Formerly, Director
                                                              (2000-2003) and Managing
                                                              Director (2003-2004) of
                                                              Deutsche Asset
                                                              Management.

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                                                                        OF THE COMPANY
                                            TERM OF OFFICE                               BENEFICIALLY
                         POSITION(S) HELD     AND LENGTH      PRINCIPAL OCCUPATION(S)      OWNED ON
NAME AND AGE                WITH FUND      OF TIME SERVED(1)  DURING THE PAST 5 YEARS   MARCH 1, 2005
------------             ----------------  -----------------  ------------------------  --------------
Lisa G. Mrozek              Secretary      Served since 1999  Senior Compliance                  0
Born in 1962                                                  Officer of the
                                                              Investment Adviser
                                                              (1999-present); Member
                                                              of the Board of
                                                              Directors of California
                                                              Dollars for Scholars
                                                              (1998-present); Member
                                                              of the Board of Trustees
                                                              of Scholarship America
                                                              (2002-present);
                                                              Secretary of Western
                                                              Asset Funds, Inc. (1999-
                                                              present) and Western
                                                              Asset Premier Bond Fund
                                                              (2001-present).
                                                              Formerly: Assistant Vice
                                                              President, Fund Business
                                                              Management of Capital
                                                              Research and Management
                                                              Company (an investment
                                                              management firm)(1990-
                                                              1999).

---------------

(1) Each officer holds office until his or her respective successor shall have been duly chosen and shall qualify or until his or her resignation or removal.

                 STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2006 Annual Meeting and to have included in the Company's proxy materials relating to such meeting must be delivered to the Secretary of the Company not less than 120 days prior to
[          ], 2006.

     Stockholders who wish to make a proposal at the 2006 Annual
Meeting -- other than one that will be included in the Company's proxy materials -- should notify the Company not less than 45 days prior to
[          ], 2006.

     The proper submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Company's Certificate of Incorporation and Bylaws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Company's officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 2004, all such filing requirements were met.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004 contains financial and other information pertaining to the Company. The Company will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Pacific American Income Shares, Inc., Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 800-426-5523.

                            INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2005, and the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding shares of the Company. Representatives of PricewaterhouseCoopers LLP are currently expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Company by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED                 AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------                 ----------   ------------------   --------   --------------
  December 31, 2003...........    $33,900           $2,700           $870           $0
  December 31, 2004...........    $36,000           $2,500           $950           $0

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Company's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Company's annual financial statements for those years, including interim audit security pricing.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Company for the last two fiscal years.

     For the fiscal years ended December 31, 2003 and December 31, 2004, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $883,350 and $372,631, respectively, to the Company, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Company.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Company by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Company (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Company, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(c).

     PricewaterhouseCoopers LLP did not bill fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Company's last two fiscal years.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Company. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     The Company is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Lisa G. Mrozek, Secretary

March   , 2005

                                                                      APPENDIX A

                      PACIFIC AMERICAN INCOME SHARES, INC.

               PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                      PACIFIC AMERICAN INCOME SHARES, INC.

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

     Pacific American Income Shares, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

     FIRST: The Board of Directors of the Corporation, by unanimous approval of its members, adopted a resolution filed with the minutes of the Board, setting forth and declaring a proposed amendment to the Certificate of Incorporation of the Corporation to be advisable and calling for consideration thereof by the stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Paragraph FIRST thereof so that, as amended, said Paragraph shall be and read as follows:

          "FIRST:  The name of the Corporation is Western Asset Income Fund."

     SECOND: The stockholders of the Corporation considered and voted in favor of the amendment.

     THIRD: Such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by James W. Hirschmann, as its President, and attested to by Lisa G. Mrozek, as its Secretary, on this [ ] day of [ ], 2005.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                          PACIFIC AMERICAN INCOME SHARES, INC.

                                          By:
                                             -----------------------------------
                                               James W. Hirschmann, President

ATTEST:

By:
-------------------------------------------------------
          Lisa G. Mrozek, Secretary

                      PACIFIC AMERICAN INCOME SHARES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are several issues related to the management and operation of your Company that require your immediate attention and approval. These matters are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 10, 2005.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Pacific American Income Shares, Inc.

                                   DETACH HERE
--------------------------------------------------------------------------------

                      PACIFIC AMERICAN INCOME SHARES, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 10, 2005
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      PACIFIC AMERICAN INCOME SHARES, INC.

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Pacific American Income Shares, Inc., a Delaware corporation (the "Company"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 10, 2005, at 8:00 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Company, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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
PACIFIC AMERICAN INCOME SHARES, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] Please mark
    vote as in
    this example

PACIFIC AMERICAN INCOME SHARES, INC.

1. Election of Directors.

   (01) RONALD J. ARNAULT,         (02) JOHN E. BRYSON,       (03) ANITA L. DEFRANTZ,
   (04) RONALD L. OLSON,           (05) WILLIAM E.B. SIART,   (06) LOUIS A. SIMPSON,
   (07) JAYNIE MILLER STUDENMUND

      FOR [ ]     [ ] WITHHELD
      ALL         FROM ALL
      NOMINEES    NOMINEES

      [ ] For all nominees except as noted above by striking out the name of such nominee(s)

2. Amendment to the Company's Certificate of Incorporation in order to change the name of the Company to "Western Asset Income Fund".

      FOR [ ]     [ ] AGAINST    [ ] ABSTAIN

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

Please be sure to sign and date this Proxy.

Signature:                                   Date:
           ---------------------------------       -----------

Signature:                                   Date:
           ---------------------------------       -----------